UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

New Asia Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Developing Asian stock markets slightly declined over the past six months amid more signs of a slowdown in China and concerns about the Federal Reserve winding down its years-long monthly asset purchase program. Despite relatively weak economic growth across the region, markets in India and Indonesia rallied on optimism that elections would bring about political change that would benefit their respective economies. Despite this turbulent backdrop, the New Asia Fund rose 1.14% for the six months ended April 30, 2014, outperforming the MSCI All Country Asia ex Japan Index, which returned -0.88%. The fund also easily outpaced its Lipper peer group average.

Stock selection—particularly in the more developed Asian countries of South Korea, Hong Kong, Taiwan, and Singapore—drove the bulk of outperformance. China, the fund’s biggest absolute country position, had a broadly neutral impact on relative returns. Stock selection was weakest in India and the Philippines, but our favorable overweight allocation to each diminished the negative impact of our stock picks.

In recent months, we have worked hard to improve performance and position the fund to weather the increased financial markets volatility following the Federal Reserve’s announcement last May that it would start tapering its years-long stimulus program. We evaluated each holding and eliminated positions that we believed lacked strong growth potential over the long term. During times of market turbulence, we took advantage of price declines to buy companies that offered good growth opportunities. Finally, we strove to reduce the number of holdings in the fund, which had 95 holdings at the end of April versus 100 six months ago. Trading over the reporting period was higher than normal as a result of this repositioning. However, our efforts have produced a diversified portfolio of high-quality growth stocks representing our best investment ideas for the Asia ex-Japan region.

Our sector allocations continue to reflect our bias toward areas driven by domestic consumption. Consumer discretionary and consumer staples were our largest overweight sectors at period-end, unchanged from six months ago. Financials remains our biggest underweight, but we made several trades reflecting a shift in our thinking about the region’s banks. We eliminated global or Pan-Asian banks in favor of buying the leading domestic bank in select countries. Single-country banks lack the reach of global and regional players, but we believed they offered better growth prospects. We continued to avoid mainland Chinese banks due to the risk of rising nonperforming loans in China’s banking system. We disagree with analysts who think that excess lending in China will trigger an imminent financial crisis; however, nonperforming loans in China may rise meaningfully in the near term, and a lack of clarity about the level of nonperforming loans in Chinese banks makes it difficult for us to accurately assess their value.

MARKET ENVIRONMENT

Asia ex-Japan stocks struggled over the past six months as disappointing data in China, geopolitical turmoil in several developing countries, and concerns about the looming end of the Fed’s prolonged easing campaign curbed risk appetite. Country performance varied widely across the region. China’s market fell the most, down 6.85%, as evidence accumulated that its economy is undergoing a major slowdown. India’s benchmark stock index rose to record levels in the spring as polls increasingly showed that the main opposition Bharatiya Janata Party (BJP) led by prime ministerial candidate Narendra Modi would take power after national elections ending in May. Indonesia was the region’s best performer, up 7%, as strong corporate earnings and a shrinking current account deficit restored some confidence in the country, whose currency was one of the worst performers in 2013. Malaysia, Hong Kong, Singapore, and the Philippines posted more modest gains. Thailand was the weakest performer after China as a months-long political impasse between the prime minister and antigovernment activists began to weigh on economic growth.

PORTFOLIO REVIEW

Developed Asia (Hong Kong, Singapore, South Korea, and Taiwan)
Developed Asian markets contributed the most to relative returns. Stock selection was strongest in South Korea, led by a position in cosmetics company AMOREPACIFIC, whose shares gained as management’s cost control efforts began to bear fruit. In Hong Kong, conglomerate Jardine Matheson and luggage maker Samsonite International were standout performers, while chipmaker Taiwan Semiconductor Manufacturing ranked among that country’s top contributors amid high smartphone demand. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our investments in developed Asia generally fall under three types of companies: First, those that offer good exposure to rising consumerism across the region, such as Samsonite, which benefits from growing leisure travel among an increasingly affluent middle class in Asia. Second, many of our developed Asia holdings are global leaders in their respective industries and gaining market share. These companies are concentrated in the export-driven economies of South Korea and Taiwan. Finally, many global businesses with top-notch management and solid, diversified businesses are domiciled in developed Asia, such as Hong Kong conglomerates Jardine Matheson and Hutchison Whampoa. All these companies ranked among the fund’s biggest holdings.

Significant trades in developed Asia include initiating a position in South Korean lender Shinhan Financial Group. Korean banks have endured a tough operating environment amid low interest rates, an industrywide balance sheet clean-up in the past several years, and fee cuts on the retail side. We believe these headwinds will subside this year and that Shinhan is well positioned to benefit from improving credit demand. In Hong Kong, we increased our positions in Hutchison Whampoa due to improving profitability in its European mobile phone unit and in property company Sun Hung Kai Properties as we believed its stock undervalued the company’s residential business. We purchased Macau-focused gaming stocks Wynn Macau and Galaxy Entertainment. Macau casino stocks have performed poorly year-to-date amid worries that China’s anticorruption campaign will hurt gambling revenue in the territory, the only place in China where casinos are allowed. We took advantage of the downturn to add to these positions, as we are confident in Macau’s long-term growth outlook as new casinos are built and attract a rising number of mass-market gamblers.

As for sales, we substantially reduced our position in South Korea’s Samsung Electronics, the world’s biggest mobile phone maker, as we believe that its earnings have peaked. Samsung is a longtime holding and benefited greatly from high smartphone demand; however, profitability growth in its smartphone business is slowing, and we believe its latest premium phone will fail to stem rising competition with Apple. We eliminated OCBC Group, a Pan-Asian bank based in Singapore, for valuation reasons and to reflect our preference for single-country banks. Finally, we sold Hong Kong conglomerate Swire Pacific to fund purchases in companies that we believed had stronger upside potential.

Southeast Asia (Thailand, Malaysia, Philippines, and Indonesia)
Southeast Asia had a mixed impact on performance. Malaysia and Thailand modestly lifted relative returns, while Indonesia and the Philippines detracted. Key positions in the region include Malaysian electricity utility Tenaga Nasional, which led contributors in that country for the period, and Indonesian lender Bank Central Asia (BCA). We also maintain exposure to Southeast Asia through holdings with significant businesses in the region, such as Hong Kong-based insurer AIA Group and Jardine Matheson, which owns businesses in Indonesia.

Indonesia detracted heavily from returns largely due to our underweight to the country, one of Asia’s strongest performers for the period. Last year, Indonesia’s economy and currency suffered as risk aversion rose, earning it a place as one of the “fragile five” emerging markets seen as most vulnerable to capital flight. This year, the stock market has rallied as its current account deficit narrowed and the main opposition party named the popular governor of Jakarta as its candidate in this July’s presidential election. Despite the solid long-term potential and recent market bounce, we have a somewhat guarded outlook for Indonesia, where economic growth remains below potential and companies still face a challenging environment. Our largest trade here was initiating a position in BCA, Indonesia’s biggest lender by market cap. BCA has solid fundamentals, a conservative management team, and the best asset quality among all Indonesian banks. It stands to benefit from higher interest rates after the country’s central bank hiked rates several times in last year’s second half.

Our outlook is more positive for the Philippines. We initiated a position in telecommunications leader Philippine Long Distance Telephone, which enjoys a favorable competitive environment and is in the early stages of a turnaround in its mobile business. We initiated BDO Unibank, the country’s biggest lender by assets, for its exposure to the improving economy. Economic growth in the Philippines has slowed in recent months but is projected to expand from 6.5% to 7.5% this year, exceeding the growth rate in most other Asian countries. Our outlook for Thailand is more bearish in the near term. The power vacuum resulting from Thailand’s long-running governance crisis has hurt the economy and companies that rely on robust growth and government spending. We eliminated Siam Cement, which we believed will suffer from weaker infrastructure spending, and reduced our position in Kasikornbank. Although Kasikornbank is a conservatively managed bank and a potential longtime holding, we believe that Thailand’s prolonged slowdown will make it hard for the bank to outperform after a strong start earlier this year. In May, Thailand’s Constitutional Court issued a ruling that removed the country’s prime minister and nine cabinet members from office on corruption charges. While the ruling was expected, it raises the risks of renewed violence between the government and the opposition, which still refuses to compromise. We reduced our allocation to Thailand over the reporting period.

China and India
China’s slowdown has created a challenging environment for many businesses. However, our regional research analysts found many companies that continue to gain market share and deliver good earnings growth, and whose shares excessively fell during periods of increased China risk aversion. We initiated a position in China Pacific Insurance for its attractive valuation and rising demand for life insurance and investment products. We also rebuilt a position in mobile phone operator China Unicom Hong Kong, which has reported stronger revenue and earnings growth than its competitors and continues to gain market share, and in snacks company Want Want China Holdings, which we see as a high-quality consumer staples name. Last fall, China’s leaders announced a series of sweeping reforms aimed at making its economy more subject to market forces. Reform momentum in China is happening slowly, though it may be less visible to most observers. For example, we are encouraged to see some state-owned enterprises (SOEs) awarding stock options to management and seeking other ways to create shareholder value. We look very favorably upon this development and continue to assess opportunities among Chinese SOEs that may benefit from these and other market-driven reforms.

India’s national elections dominated its stock market performance this year. After the close of our reporting period, results showed a landslide victory for the opposition BJP, marking the first time since 1984 that a single party has won a majority in India’s general election. The results were seen as a powerful mandate for incoming Prime Minister Narendra Modi to enact sweeping reforms such as tackling infrastructure constraints, reducing bureaucracy, and introducing better fiscal management. We are greatly encouraged by the election results, but caution that Modi faces many obstacles as he tries to overhaul India’s vast economy. We maintain an overweight position in India and hold a mix of blue chip domestic cyclical stocks and export-oriented names. During the reporting period, we added to ICICI Bank and maintained sizable positions in information technology services companies Infosys and Tata Consultancy, both of which should benefit as companies in the U.S. and Europe increase capital spending. Election-induced optimism drove many cyclical stocks sharply higher in this year’s first quarter, and in the coming months we will need to see fundamental improvements to justify the runup in valuations.

OUTLOOK

We expect many Asian economies will maintain below-potential growth rates for some time. Over the past six months, however, we have grown more optimistic about our outlook for the region. Countries that were punished for having wide current account deficits have raised interest rates and improved their imbalances, and we believe currency selling pressure will be less severe for the rest of this year.

We expect somewhat stronger economic performance for developed Asian economies over last year, supported by the recoveries in the U.S. and Europe. As for the more emerging parts of Asia, the picture is mixed. Thailand’s political turmoil continues to restrain growth and will likely impact its stock market performance the longer it goes unresolved. India’s election concluded with a positive outcome for its market, but we expect heightened volatility in Indonesia ahead of its presidential election in July. In both cases, the new government’s ability to implement tough reforms will be critical to its success in fulfilling the country’s growth potential. In China, we believe that policymakers will manage the slowing economy over the next few years, though occasional missteps will trigger periods of fear and uncertainty in global financial markets. Valuations in China have largely factored in unfavorable economic news, however, and many companies are trading at very attractive levels. We are finding promising growth opportunities in many stocks despite the broader slowdown.

We believe earnings growth in Asia ex-Japan will exceed last year’s pace and that of developed markets this year. Many companies in the region expanded too rapidly in the years following the 2008–2009 global financial crisis, but we are encouraged to see a renewed focus on improving margins and returns, which has opened up good growth opportunities in many industries. We continue to believe that increased urbanization, rising consumption, and a growing middle class should drive strong and sustainable growth in Asia for many years.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Anh Lu
Portfolio manager and chairman of the fund’s Investment Advisory Committee

Ernest Yeung
Interim portfolio manager

May 15, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

MSCI All Country Asia ex Japan Index: An index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/14
Taiwan Semiconductor Manufacturing, Taiwan	4.8%
Hutchison Whampoa, Hong Kong	4.1
AIA Group, Hong Kong	3.6
Samsung Electronics, South Korea	3.3
Baidu, China	2.8
Hyundai, South Korea	2.8
Jardine Matheson, Hong Kong	2.5
Sun Hung Kai Properties, Hong Kong	2.1
Samsonite International, Hong Kong	2.1
CNOOC, China	2.1
NAVER, South Korea	1.9
Infosys, India	1.8
Tata Consultancy, India	1.8
AMOREPACIFIC, South Korea	1.7
China Pacific Insurance, China	1.7
President Chain Store, Taiwan	1.7
United Overseas Bank, Singapore	1.7
China Unicom Hong Kong, China	1.6
KT&G, South Korea	1.5
Tenaga Nasional, Malaysia	1.5
Tencent Holdings, China	1.4
HDFC Bank, India	1.4
Shinhan Financial Group, South Korea	1.4
AAC Technologies Holdings, China	1.3
Bank Central Asia, Indonesia	1.3
Total	53.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE						
Beginning of period	$ 16.81	$ 16.26	$ 17.91	$ 19.31	$ 14.39	$ 8.01
Investment activities						
Net investment income[1]	0.02	0.17	0.18	0.20	0.10	0.09
Net realized and unrealized gain / loss	0.15	0.77	1.05	(1.36)	4.94	6.69
Total from investment activities	0.17	0.94	1.23	(1.16)	5.04	6.78
Distributions						
Net investment income	(0.15)	(0.16)	(0.15)	(0.09)	(0.08)	(0.40)
Net realized gain	(0.55)	(0.23)	(2.73)	(0.15)	(0.04)	–
Total distributions	(0.70)	(0.39)	(2.88)	(0.24)	(0.12)	(0.40)
NET ASSET VALUE						
End of period	**$ 16.28**	**$ 16.81**	**$ 16.26**	**$ 17.91**	**$ 19.31**	**$ 14.39**

Ratios/Supplemental Data

Total return[2]	**1.14%**	**5.81%**	**9.98%**	**(6.07)%**	**35.20%**	**88.57%**
Ratio of total expenses to average net assets	0.96%[3]	0.93%	0.95%	0.96%	0.96%	1.01%
Ratio of net investment income to average net assets	0.25%[3]	1.05%	1.15%	1.07%	0.61%	0.83%
Portfolio turnover rate	31.2%	49.4%	41.1%	68.1%	49.4%	59.6%
Net assets, end of period (in millions)	$ 3,835	$ 4,699	$ 4,518	$ 4,122	$ 5,261	$ 3,619

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
CHINA 23.3%		
Common Stocks 22.3%		
58.com, ADR (USD) (1)(2)	379,700	15,104
AAC Technologies Holdings (HKD) (1)	9,255,500	51,692
Agile Property (HKD)	13,240,000	10,708
Ajisen China Holdings (HKD)	16,164,000	13,614
Anhui Conch Cement, H Shares (HKD) (1)	6,173,000	22,851
Baidu, ADR (USD) (2)	708,600	109,018
China Longyuan Power, H Shares (HKD)	25,985,000	26,713
China Mengniu Dairy (HKD)	6,472,000	33,224
China Merchants Holdings International (HKD)	6,968,000	21,705
China Overseas Land & Investment (HKD)	9,088,000	22,272
China Pacific Insurance, H Shares (HKD)	21,274,600	66,406
China Unicom Hong Kong (HKD)	40,446,000	61,976
CIMC Enric (HKD)	9,090,000	13,108
CNOOC (HKD)	48,107,000	79,176
Ctrip.com International, ADR (USD) (2)	450,600	21,061
Digital China Holdings (HKD)	11,734,000	10,852
Dongfeng Motor, H Shares (HKD)	29,330,000	39,041
ENN Energy Holdings (HKD)	5,468,000	38,120
Huaneng Renewables, H Shares (HKD)	43,504,000	13,467
Mindray Medical International, ADR (USD) (1)	464,600	15,360
Tencent Holdings (HKD)	886,800	55,292
Towngas China (HKD)	11,770,000	13,390
Uni-President China Holdings (HKD)	18,522,000	15,338
Vipshop Holdings, ADR (USD) (1)(2)	209,100	29,314
Want Want China Holdings (HKD)	18,542,000	28,986
Wumart Stores, H Shares (HKD)	12,073,250	11,742
Zhongsheng Group Holdings (HKD) (1)	12,882,500	15,536
		855,066

Common Stocks - China A shares 1.0% (3)

China Vanke	28,948,146	36,536
		36,536
Total China (Cost $803,397)		891,602

HONG KONG 18.7%

Common Stocks 18.7%

AIA Group	28,702,800	139,202
Galaxy Entertainment (2)	2,197,000	17,258
HKT Trust & HKT Limited, Equity Units (1)	33,440,000	35,239
Hutchison Whampoa	11,504,000	157,285
Jardine Matheson (USD)	1,536,800	95,743
Jardine Strategic (USD)	653,500	23,330
L'OCCITANE (1)	9,604,500	23,612
Samsonite International	25,122,300	79,875
Sun Hung Kai Properties	6,310,000	79,679
Sun Hung Kai Properties, Warrants, 4/22/16 (2)	518,416	354
Trinity	35,820,000	9,194
VTech Holdings (1)	1,541,100	21,348
Wynn Macau	8,947,600	35,200
Total Hong Kong (Cost $597,834)		717,319

INDIA 10.0%

Common Stocks 10.0%

Aditya Birla Nuvo	964,555	17,751
Bharti Airtel	5,292,428	28,781
Cummins India	2,598,964	23,613
Gail India	2,601,260	15,957
HDFC Bank	4,401,435	54,731
ICICI Bank	1,172,536	24,300
Infosys	1,297,138	68,346
ITC	4,746,164	26,778

Maruti Suzuki India	506,190	16,282
Oberoi Realty	5,067,613	17,430
Tata Consultancy	1,880,720	68,319
Ultratech Cement	674,948	22,750
Total India (Cost $363,518)		385,038
INDONESIA 2.9%		
Common Stocks 2.9%		
Bank Central Asia	51,296,400	48,805
Hero Supermarket (2)	41,741,400	9,423
Matahari Department Store (2)	16,662,100	21,618
XL Axiata	65,792,100	29,449
Total Indonesia (Cost $102,145)		109,295
MALAYSIA 3.3%		
Common Stocks 3.3%		
Astro Malaysia Holdings	42,772,900	43,618
Bursa Malaysia	8,951,900	20,807
Lafarge Malaysia	1,903,500	5,298
Tenaga Nasional	16,051,500	58,494
Total Malaysia (Cost $101,259)		128,217
PHILIPPINES 2.7%		
Common Stocks 2.7%		
Ayala Land	63,167,600	42,650
BDO Unibank	8,673,856	17,171
Energy Development	76,174,800	9,552
Globe Telecom	405,970	15,090
Philippine Long Distance Telephone	298,275	19,269
Total Philippines (Cost $77,247)		103,732

SINGAPORE 4.4%

Common Stocks 4.4%

Avago Technologies (USD)	522,300	33,166
CapitaMall Trust	14,886,000	23,688
Genting Singapore	19,958,000	21,093
Singapore Telecommunications	8,333,000	25,457
United Overseas Bank	3,709,000	64,376
Total Singapore (Cost $135,776)		167,780

SOUTH KOREA 18.8%

Common Stocks 18.8%

AMOREPACIFIC	51,403	66,411
CJ CheilJedang	67,471	20,242
GS Retail	1,329,810	36,936
Hyundai	485,464	108,058
KEPCO Plant Service & Engineering	403,478	26,240
Kia Motors	800,389	44,384
KT&G	730,159	58,509
LG Chemical	149,378	38,020
LS Industrial Systems	244,935	15,645
NAVER	102,524	73,224
Samsung Electronics	96,152	124,971
Shinhan Financial Group	1,219,500	53,109
Shinsegae	82,479	17,880
SK Hynix (2)	956,220	37,155
Total South Korea (Cost $549,972)		720,784

SWITZERLAND 0.5%

Common Stocks 0.5%

Dksh Holding (1)	222,251	18,308
Total Switzerland (Cost $16,004)		18,308

TAIWAN 9.8%

Common Stocks 9.8%

Catcher Technology	2,520,000	21,238
China Life Insurance	19,155,000	16,746
Gourmet Master	2,965,000	24,006
President Chain Store	8,870,000	65,942
Quanta Computer	6,039,000	16,558
Taiwan Cement	30,477,538	48,344
Taiwan Semiconductor Manufacturing	46,750,574	183,454
Total Taiwan (Cost $236,338)		376,288

THAILAND 1.6%

Common Stocks 1.6%

Glow Energy	8,357,800	20,081
Kasikornbank, NVDR	7,205,300	42,639
Total Thailand (Cost $46,023)		62,720

SHORT-TERM INVESTMENTS 3.6%

Money Market Funds 3.6%

T. Rowe Price Reserve Investment Fund, 0.06% (4)(5)	136,147,756	136,148
Total Short-Term Investments (Cost $136,148)		136,148

SECURITIES LENDING COLLATERAL 0.9%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.9%

Short-Term Funds 0.9%

T. Rowe Price Short-Term Reserve Fund, 0.05% (4)(5)	3,473,452	34,734
Total Investments through Securities Lending Program with JPMorgan Chase Bank		34,734
Total Securities Lending Collateral (Cost $34,734)		34,734

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,200,395)	$ 3,851,965
Receivable for investment securities sold	36,388
Dividends receivable	5,989
Foreign currency (cost $1,913)	1,869
Receivable for shares sold	512
Cash	50
Other assets	31,425
Total assets	3,928,198
Liabilities	
Obligation to return securities lending collateral	34,734
Payable for investment securities purchased	24,500
Investment management fees payable	2,534
Payable for shares redeemed	2,159
Due to affiliates	263
Other liabilities	29,485
Total liabilities	93,675
NET ASSETS	$ 3,834,523
Net Assets Consist of:	
Undistributed net investment income	$ 1,984
Accumulated undistributed net realized loss	(36,704)
Net unrealized gain	651,092
Paid-in capital applicable to 235,570,354 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	3,218,151
NET ASSETS	$ 3,834,523
NET ASSET VALUE PER SHARE	$ 16.28

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 4/30/14
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $2,612)	$ 24,806
Securities lending	424
Interest	5
Total income	25,235
Expenses	
Investment management	16,689
Shareholder servicing	2,533
Prospectus and shareholder reports	150
Custody and accounting	487
Registration	13
Legal and audit	45
Directors	12
Proxy and annual meeting	95
Miscellaneous	67
Total expenses	20,091
Net investment income	5,144
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	(9,652)
Foreign currency transactions	(1,254)
Net realized loss	(10,906)
Change in net unrealized gain / loss	
Securities	17,251
Other assets and liabilities denominated in foreign currencies	12
Change in net unrealized gain / loss	17,263
Net realized and unrealized gain / loss	6,357
INCREASE IN NET ASSETS FROM OPERATIONS	$ 11,501

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2014, approximately 72% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

China A shares The fund invests in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through Price Associates, which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2014, the value of loaned securities was $33,287,000; the value of cash collateral and related investments was $34,734,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,277,207,000 and $2,066,390,000, respectively, for the six months ended April 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2014, the cost of investments for federal income tax purposes was $3,207,273,000. Net unrealized gain aggregated $644,214,000 at period-end, of which $768,972,000 related to appreciated investments and $124,758,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2014, the fund had no deferred tax liability attributable to foreign securities and $36,629,000 of foreign capital loss carryforwards that expire in 2022.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.29% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $72,000 for Price Associates; $822,000 for T. Rowe Price Services, Inc.; and $63,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2014, the fund was allocated $64,000 of Spectrum Funds’ expenses, of which $41,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $2,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2014, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreements (Subadvisory Contracts) that the Adviser has entered into with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited (Subadvisors) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contracts. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contracts, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014